                                                                    EXHIBIT 10.3
                                                                    ------------


                                    ADDENDUM
                                    --------

         THIS ADDENDUM (this "Addendum") is entered into, effective the 19th day of January, 2001, by and between Al. Neyer, Inc., an Ohio corporation, (a/k/a Al Neyer, Inc.) ("Landlord") and Cintech Solutions, Inc., an Ohio corporation, ("Tenant") under the following circumstances:

         WHEREAS, Landlord and Tenant entered into that certain Lease, dated January 19, 2001 (the "Other Lease"), wherein Landlord leased to Tenant and Tenant leased from Landlord approximately 2.25 acres of land located in the City of Blue Ash, Hamilton County, Ohio, as more particularly described in the Other Lease (the "Land"), and the Building Improvements (as defined by the Other Lease) to be constructed on the Land (collectively, the Land and the Building Improvements, are referred to herein as the "Other Premises"); and

         WHEREAS, contemporaneously with the Other Lease, Landlord and Tenant entered into another Lease (the "Lease"), wherein Landlord leased to Tenant and Tenant leased from Landlord approximately 1.50 acres of land located in the City of Blue Ash, Hamilton County, Ohio, as more particularly described in the Lease (the "Premises"); and

         WHEREAS, the purpose of the Lease is permit Tenant to expand its business operations, which are to be conducted on the Other Premises, to the Premises; and

         WHEREAS, Landlord and Tenant have entered into an Addendum to the Other Lease (the "Other Addendum") regarding Tenant's application for the Ohio Job Creation Tax Credit, as described by Sections 122.17(A) to (M) of the Ohio Revised Code and Sections 122:7-1-01 to 122:7-1-08 of the Ohio Administrative Code (collectively, the "Tax Credit"); and

         WHEREAS, under the Other Addendum, Landlord and Tenant confirmed that Tenant's rights and obligations under the Other Lease are contingent upon Tenant obtaining the Tax Credit with respect to its employees and business operations on the Other Premises; and

         WHEREAS, Landlord has agreed to also confirm that Tenant's rights and obligations under the Lease are contingent upon Tenant receiving the Tax Credit, subject to the terms and conditions of this Addendum.

         NOW, THEREFORE, for and in consideration of the mutual promises set forth herein, Landlord and Tenant enter into this Addendum to confirm the foregoing contingency and the terms and contingencies applicable thereto.

         1. CONTINGENCY. Landlord and Tenant hereby agree that in the event that Tenant is not successful in obtaining the Tax Credit in connection with Tenant's business and employment of employees at the Other Premises, Tenant shall have the right to terminate the Lease by written notice thereof to Landlord, provided that (i) such notice of termination is delivered to Landlord not later than March 26, 2001 and (ii) Tenant, contemporaneously with said notice to terminate the Lease, delivers to Landlord (a) written notice of Tenant's intent to terminate the Other Lease and (b) the Termination Penalty, as required and defined by the Other Lease. In the event that Tenant does provide such written notices of termination and the Termination Penalty by March 26, 2001, as provided by the preceding sentence, the Lease and the rights, liability and obligations thereunder shall automatically terminate on the date set forth on such written notice of termination.

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         2. BENEFIT OF THE TAX CREDIT. Landlord and Tenant hereby agree that
Tenant shall be the sole beneficiary of the Tax Credit, and Landlord shall have no claim or right thereto.

         3. NON-DISCLOSURE. Until the Tax Credit has been obtained, it is understood and agreed that all public disclosures relating to the Lease and this Addendum shall only be through releases which are mutually agreed upon in writing. Any other public disclosures of the terms and conditions of the Lease or this Addendum are strictly prohibited. Nonetheless, Tenant shall not be prohibited from making disclosure of this the Lease or this Addendum to any state or local agencies in connection with obtaining the Tax Credit, and neither party shall be prohibited from making any public disclosure to a regulatory agency, bank, accountant, etc., deemed necessary in order to fulfill disclosure obligations imposed by regulation or law or from making any disclosures which are reasonably necessary to fulfill their respective obligations under the Lease or the Other Lease. In which event, the party making such a disclosure shall inform the other party as to the nature and timing of its intended announcement as far in advance as is practicable.

         4. REMAINING EFFECT OF LEASE. Except as otherwise modified herein, the Lease shall remain in full force and effect. In the event the terms of the Lease and the terms of this Addendum conflict, the terms of this Addendum shall control.

WITNESSES:                                   LANDLORD:

                                             AL NEYER, INC., an Ohio corporation


/s/ Anne E. Pielage
------------------------------

                                             By: /s/ James T. Neyer
                                                 -------------------------------
                                                 James T. Neyer, Vice President

/s/ Kenneth E. Schon
------------------------------
                                             TENANT:

                                             CINTECH SOLUTIONS, INC.,
                                             an Ohio Corporation
                                                --------------------------------

/s/ Michael E. Freese
------------------------------

                                             By: /s/ Diane M. Kamionka
                                                 -------------------------------

/s/ Carolyn J. Ball                          Name: Diane M. Kamionka
------------------------------                     -----------------------------

                                             Title: President
                                                    ----------------------------



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STATE OF OHIO                       )
                                    ) SS:
COUNTY OF HAMILTON                  )


         The foregoing instrument was acknowledged before me this 23rd day of March, 2001, by James T. Neyer, Vice President of Al Neyer, Inc., an Ohio corporation, on behalf of the corporation.


                                         /s/ Anne E. Pielage
                                         -------------------
                                         Notary Public

STATE OF OHIO                       )
                                    ) SS:
COUNTY OF HAMILTON                  )


         The foregoing instrument was acknowledged before me this 21st day of March, 2001 by Diane M. Kamionka, the President of Cintech Solutions, Inc., an Ohio corporation, on behalf of the corporation.


                                         /s/ Susan A.Warren
                                         --------------------
                                         Notary Public



                                       79